--------------------------------------------------------------------------------


                                  UNITED STATES

                         SECURITIES EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 14, 2003.



                                 SCANSOFT, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                  000-27038             94-3156479
 (State or other jurisdiction of    (Commission           (IRS Employer
         incorporation)             File Number)        Identification No.)



                               9 CENTENNIAL DRIVE
                          PEABODY, MASSACHUSETTS 01960

                     Address of principal executive offices



                                 (978) 977-2000

               Registrant's telephone number, including area code

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

99.1     Press Release dated August 14, 2003 by ScanSoft, Inc.

Item 12. Results of Operations and Financial Condition

         On August 14, 2003, ScanSoft, Inc. announced its financial results for the fiscal quarter ended June 30, 2003. The press release and the reconciliation contained therein, which has been attached as Exhibit 99.1, disclose certain financial measures that exclude acquisition-related amortization and restructuring charges that may be considered non-GAAP financial measures. Generally a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States. These non-GAAP financial measures are provided to enhance the user's overall understanding of ScanSoft's current financial performance and ScanSoft's prospects for the future. Management believes that these measures present a more representative measure of ScanSoft's operating performance because they exclude identified non-cash and restructuring charges that are not necessarily relevant to an understanding of ScanSoft's business or the prospects for ScanSoft's future performance. Management uses these measures for evaluating historical performance and for forecasting and planning for future periods. These measures, however, should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures included in our press release have been reconciled to the nearest GAAP measure.

         The information in this Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCANSOFT, INC.

                                          /s/ Gerald C. Kent, Jr.
                                          -------------------------------------
                                          Gerald C. Kent, Jr., Vice President,
                                          Controller & Chief Accounting Officer
                                          (Principal Accounting Officer)

                                          Date: August 14, 2003

                                  EXHIBIT INDEX

     (c) Exhibits


     Exhibit
     Number        Description
     --------      -----------
     99.1 (1)      Press Release dated August 14, 2003.